UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2012
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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously disclosed in American Apparel, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, the Company received a subpoena from the Securities and Exchange Commission (the “SEC”) in August 2010 for documents relating to the SEC’s investigation surrounding the change in the Company’s registered independent accounting firm and the Company’s financial reporting and internal controls.  The Company also received a subpoena in May 2011 from the SEC for documents relating to a complaint filed by a former employee with the Occupational Safety & Health Administration in November 2010 that contains allegations regarding, inter alia, the Company’s policies with respect to and accounting of foreign currency transactions and transfer pricing.

The Company cooperated fully with the subpoenas and investigation, and on January 9, 2012, the Company received a letter from the SEC’s Los Angeles regional office stating that its investigation was completed, and that it did not intend to recommend any enforcement action against the Company to the Commission.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: January 10, 2012	By:	/s/ Glenn A. Weinman
		Name:	Glenn A. Weinman
		Title:	Senior Vice President, General Counsel and Secretary